AmericanDG Energy Inc.

8% Senior Convertible Debentures Due 2011
Subscription Agreement

Dear Sir or Madam:

1. Subscription. The undersigned, intending to be legally bound, irrevocably subscribes for and agrees to purchase the aggregate U.S. dollar amount of the 8% Senior Convertible Debentures Due 2011 (each a “Debenture” and collectively, the “Debentures”), of American DG Energy Inc., a Delaware corporation (the “Company”), indicated on the signature page hereof, on the terms and conditions described herein and in the Debenture.

The undersigned herewith delivers to the Company the consideration (“Purchase Price”) required to purchase the Debenture subscribed for hereunder by wire transfer funds payable to: American DG Energy Inc., 85 First Avenue, Waltham, MA 02451. The minimum subscription is for $100,000 unless otherwise determined in the discretion of the Company. Capitalized terms not otherwise defined in this Agreement have the meanings specified in the Debenture.

2. Investor Representations, Warranties and Covenants. The undersigned hereby acknowledges, represents and warrants to, and agrees with the Company as follows:

(a) The undersigned is acquiring the Debenture for the undersigned’s own account as principal, for investment purposes only, and not with a view to, or for, resale or distribution of all or any part of the Debenture or any shares of the Company’s Common Stock, par value $.001 per share, issued upon conversion of the Debenture (the “Underlying Shares”)(the “Debenture and the Underlying Shares are collectively referred to herein as the “Securities”), and no other person has a direct or indirect beneficial interest in the Securities;

(b) The undersigned acknowledges its understanding that the offering and sale of the Debentures is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Sections 4(2) of the Securities Act and Rule 505 of Regulation D (“Regulation D”) promulgated thereunder and Section 4(6) of the Securities Act, and, in furtherance thereof, the undersigned represents and warrants to and agrees with the Company that the undersigned has the financial ability to bear the economic risk of the undersigned’s investment, has adequate means for providing for the undersigned’s current needs and contingencies and has no need for liquidity with respect to the undersigned’s investment in the Debenture.

(c) The undersigned is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act;

(d) The undersigned:

(1) The undersigned understands and has evaluated the risks of a purchase of the Debenture;

(2) has been given the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the offering of the Debentures, and has been given the opportunity to obtain such information as the undersigned has deemed necessary regarding the Company, the Debenture or the Underlying Shares to the extent that the Company possesses such information or can acquire it without unreasonable effort;

(3) has not relied on any oral representation, warranty or information in connection with the offering of the Debentures by the Company, or any officer, employee, agent or affiliate of the Company;

(4) has determined that the Debenture is a suitable investment for the undersigned and that at this time the undersigned can bear a complete loss of the undersigned’s investment therein;

(5) has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the undersigned’s investment in the Debenture;

(e)If the undersigned is a corporation, limited liability company, partnership, trust, qualified plan or other entity, it is authorized and qualified to become a holder of the Securities, and the person signing this Subscription Agreement on behalf of such entity has been duly authorized to do so;

(f) Any information which the undersigned has heretofore furnished and herewith furnishes to the Company with respect to the undersigned’s financial position and business experience is correct and complete as of the date of this Agreement and if there should be any material change in such information prior to issuance to the undersigned of the Debenture, the undersigned will immediately furnish such revised or corrected information to the Company;

(g) The foregoing acknowledgments, representations, warranties and agreements shall survive the closing at which the Debenture is issued;

(h) The undersigned acknowledges that the undersigned has not purchased the Debenture as a result of any general solicitation or general advertising; and

(i) The undersigned’s overall commitment to investments which are not readily marketable is not disproportionate to the undersigned’s net worth, and the undersigned’s investment in the Debenture and will not cause such overall commitment to become excessive.

3. Investor Awareness. The undersigned acknowledges that:

(a) No federal or state agency has passed upon the Securities or made any finding or determination as to the fairness of this investment;

(b) There is no established market for the Securities of and no assurance has been given that any public market for them will develop;

(c) The Securities may not be sold, pledged or otherwise transferred, except as may be permitted under the Securities Act and applicable state securities laws pursuant to registration or exemption therefrom; and accordingly, the undersigned may be required to bear the financial risks of an investment in the Securities for an indefinite period of time;

(d) The undersigned consents to (i) the placing of a legend substantially in the form set forth below on the certificates representing the Underlying Shares stating that the Underlying Shares have not been registered and setting forth the restriction on transfer contemplated hereby, and (ii) the placing of a stop transfer order on the books of the Company with respect to the Securities.

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. These shares have been acquired for investment and not with a view to distribution or resale and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such sales under the Securities Act of 1933, or an opinion of counsel for the corporation that registration is not required under such Act.

The shares represented by this certificate are also subject to the provisions of a certain Investor Rights Agreement dated ________, 2006 and may not be transferred except in accordance with the provisions of that agreement.”

4. Miscellaneous.

(a) Indemnity. The undersigned agrees to indemnify and hold harmless the Company, its affiliates, directors, officers, employees, agents and controlling persons (the Company and each such person being an “Indemnified Party”), from and against any and all losses, claims, damages, liabilities and expenses whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever), joint or several, as incurred, to which such Indemnified Party may become subject under any applicable United States federal or state law or the laws of any other domestic or foreign jurisdiction, or otherwise, and related to or arising out of or based upon any false representation, warranty or acknowledgment, or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

(b) Modification. Except as otherwise provided herein, neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

(c) Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, covenants, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

(d) Entire Agreement. This instrument contains the entire agreement of the parties and there are no representations, warranties, acknowledgments, covenants or other agreements except as stated or referred to herein.

(e) Assignability. This Agreement is not transferable or assignable by the undersigned.

(f) Governing Law and Forum. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, without giving effect to its conflict of law principles. Any dispute which may arise out of or in connection with this Agreement shall be adjudicated before a court located in Middlesex County, Massachusetts and the parties hereby submit to the exclusive jurisdiction of the courts of the Commonwealth of Massachusetts located in Boston, Massachusetts and of the federal courts in Boston, Massachusetts with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the Shares, and the undersigned consents to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the Company. In the event any such action is brought, whether at law or in equity, then the prevailing party shall be paid its reasonable attorney's fees, expenses and disbursements arising out of such action. The undersigned hereby waives trial by jury in any action or proceeding involving, directly or indirectly, any matter (whether sounding in tort, contract, fraud or otherwise) in any way arising out of or in connection with this Agreement or the Holder’s purchase of the Shares.

[The balance of this page has been intentionally left blank.]

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

The undersigned acknowledges that this subscription shall not be effective unless accepted by the Company as indicated below.

Date of Subscription: ______________, 2006

Original Principal Amount of Debentures subscribed for: U.S.	$

Exact Name in Which Title is to be Held

Name of Subscriber (Print)	Name of Additional Subscriber

Address	Address

City, State, Zip Code, Country	City, State, Zip Code, Country

Telephone Number	Telephone Number

Social Security, Tax ID Number	Social Security, Tax ID Number

Signature of Subscriber	Signature of Additional Subscriber

THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE 1ST DAY OF APRIL, 2006.

AmericanDG Energy Inc.

By:

Name: Anthony S. Loumidis
Title: Chief Financial Officer

AmericanDG Energy Inc.

8% Senior Convertible Debenture Due 2011
Investor Rights Agreement

To the purchaser of a Debenture (as such term is defined below) of AmericanDG Energy Inc., a Delaware corporation (the "Company"), identified on the signature page of this Agreement.

Dear Sir or Madam:

This will confirm that in consideration of your purchase of the Debenture, the Company covenants and agrees with you as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“2006 Private Placement” shall mean the private placement of the Debentures conducted by the Company commencing March 13, 2006.

"Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

"Common Stock" shall mean the Common Stock, $.001 par value per share, of the Company, as constituted as of the date of this Agreement.

“Conversion Shares” shall mean shares of Common Stock issued upon conversion of the Debentures.

“Debentures” shall mean the 8% Senior Convertible Debentures Due 2011 of the Company issued pursuant to the Subscription Agreement.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Holder” shall mean each purchaser of a Debenture pursuant to the Subscription Agreement and each transferee of such securities or any Registrable Securities to whom any such securities or Registrable Securities are transferred in compliance with Section 2 of this Agreement.

“Qualified Offering” shall mean the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

“Qualified Registration” shall mean the registration of the Company’s securities on Form 10 pursuant to Section 12(b) or 12(g) of the Exchange Act.

“Outstanding Options” shall have the meaning set forth in Section 10.

"Registration Expenses" shall mean the expenses so described in Section 6.

"Registrable Securities" shall mean the Conversion Shares or any shares issued upon any stock split, stock dividend, recapitalization or similar event with respect to such Conversion Shares, excluding Conversion Shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, or (b) publicly sold pursuant to Rule 144 under the Securities Act.

"Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

"Selling Expenses" shall mean the expenses so described in Section 6.

“Subscription Agreement” shall mean the Subscription Agreement dated as of ______, 2006 with respect to your purchase of the Debentures

2. Restrictions on Transfer. (a) The Holder agrees not to make any disposition of all or any portion of the Registrable Securities unless and until:

(i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii) (A) the transferee has agreed in writing to be bound by the terms of this Agreement, (B) the Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

(b) Notwithstanding the provisions of subsection (a) above, no such restriction shall apply to a transfer by a Holder that is (A) a partnership transferring to its partners or former partners in accordance with partnership interests, (B) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder, (C) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company, (D) a Holder transferring to its affiliated venture capital fund or (E) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder; provided that in each case the transferee will agree in writing to be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder.

(c) Each certificate representing Registrable Securities shall be stamped or otherwise imprinted with legends substantially similar to the following (in addition to any legend required under applicable state securities laws):

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SALES UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL FOR THE CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE PROVISIONS OF A CERTAIN INVESTOR RIGHTS AGREEMENT DATED ________, 2006 AND MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THAT AGREEMENT.”

(d) The Company shall be obligated to reissue promptly unlegended certificates at the request of the Holder if the Company has completed its Qualified Offering and the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification and legend.

(e) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

3. Required Registration.  The Company shall use its best efforts to file within one hundred twenty (120) days following the closing of a Qualified Offering or a Qualified Registration, and use its best efforts to cause to become effective under the Securities Act, a registration statement covering the sale of the Registrable Securities, and shall take all action necessary to qualify the Registrable Securities under state “blue sky” laws as hereinafter provided. The Company shall be entitled to include in any registration statement referred to in this Section 3 shares of Common Stock to be sold by the Company for its own account.

4. Registration Procedures. Whenever the Company is required by the provisions of Section 3 to use its best efforts to effect the registration of any Registrable Securities under the Securities Act, the Company will, as soon as reasonably possible:

(a) prepare and file with the Commission a registration statement on Form S-1 or such other form of general applicability satisfactory to Company with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earliest to occur of (i) the date that all of the securities registered thereunder have been sold pursuant thereto, (ii) the third anniversary of the date of the final closing of the Offering, or (iii) until, by reason of Rule 144(k) under the Securities Act or any other rule of similar effect, the securities registered thereunder are no longer required to be registered for the sale thereof by the Holder without restriction.

(c) furnish to each seller of Registrable Securities and to each underwriter, if any, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

(d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of the Shares and the Registrable Securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e) use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed; and

(f) make available for inspection by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

(g) In connection with each registration hereunder, each seller of Registrable Securities will furnish to the Company in writing such information with respect to such seller and the proposed distribution by such seller as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

(h) In connection with each registration pursuant to Section 3 covering an underwritten public offering, the Company and the Holder agree to enter into a written agreement with the managing underwriter selected by the Company containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

5. Suspension of Use of Registration Statement. The Holder agrees that, upon receipt of any notice from the Company of (A) the happening of any event which makes any statements made in the registration statement or related prospectus filed pursuant to this Investor Rights Agreement, or any document incorporated or deemed to be incorporated therein by reference, untrue in any material respect or which requires the making of any changes in such registration statement or prospectus so that, in the case of such registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstance under which they were made, not misleading or (B) that, in the judgment of the Company’s Board of Directors, it is advisable to suspend use of the prospectus for a discrete period of time due to pending corporate developments which are or may be material to the Company but have not been disclosed in the registration statement or in relevant public filings with the SEC, or (C) the SEC has issued a stop order suspending the effectiveness of the registration statement, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such registration statement or prospectus until it is advised in writing by the Company that use of the applicable prospectus may be resumed, and has received copies of any additional or supplemented filings that are incorporated or deemed to be incorporated by reference in such prospectus. The Company shall use all reasonable best efforts to insure that the use of the prospectus may be resumed as soon as practicable.

6. Expenses. All expenses incurred by the Company in complying with Section 3, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements of one counsel for the sellers of Registrable Securities, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called "Selling Expenses".

The Company will pay all Registration Expenses in connection with the registration statement under Section 3. All Selling Expenses in connection with each registration statement under Section 3 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

7. Indemnification and Contribution. (a) In the event of the registration of any Registrable Securities under the Securities Act pursuant to Section 3, the Company will indemnify and hold harmless the Holder and each other seller of such Shares and Registrable Securities thereunder, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act pursuant to Section 3, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

(b) In the event of a registration on behalf of the Holder of any of the Registrable Securities under the Securities Act pursuant to Section 3, the Holder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities was registered under the Securities Act pursuant to Section 3, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Holder will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to the Holder furnished in writing to the Company by the Holder specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering, price of the shares sold by the Holder under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by the Holder from the sale of Registrable Securities covered by such registration statement.

(c) Promptly after receipt by an indemnified party hereunder of notice of the. commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 6 and shall only relieve it from any liability which it may have to such indemnified party under this Section 6 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 6 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) the Holder exercising rights under this Agreement, or any controlling person of the Holder, makes a claim for indemnification pursuant to this Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal to the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any the Holder or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, and in each such case, the Company and the Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Holder is responsible for the portion represented by the percentage that the public offering price, if any, of its Registrable Securities offered by the registration statement bears to the public offering price, if any, of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) the Holder will not be ruled to contribute any amount in excess of the public offering price, if any, of all such Registrable Securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

8. Rule 144 Reporting . With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, at all times after 90 days after the Qualified Offering or the Qualified Registration shall have become effective, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b) use reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Holder may reasonably request in availing the Holder of any rule or regulation of the Commission allowing the Holder to sell any Registrable Securities without registration.

9. “Lockup” Agreement. The Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock (or other securities) of the Company held by the Holder for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of the Company’s Qualified Offering or Qualified Registration

10. Miscellaneous.

(a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation permitted transferees of any Shares or Registrable Securities), whether so expressed or not.

(b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, or telexed, in the case of non-U.S. residents, addressed as follows:

if to the Company or any other party hereto, at the address of such party set forth in the Subscription Agreement;

if to the Holder, at the address of the Holder set forth in the Subscription Agreement;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of the Holder) or to the Holder (in the case of the Company) in accordance with the provisions of this paragraph.

(c) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, without giving effect to its conflict of law principles. Any dispute which may arise out of or in connection with this Agreement shall be adjudicated before a court located in Boston, Massachusetts and the parties hereby submit to the exclusive jurisdiction of the courts of the Commonwealth of Massachusetts located in Boston, Massachusetts and of the federal courts in Boston, Massachusetts with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the Shares, and each of the undersigned consents to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the Company. In the event any such action is brought, whether at law or in equity, then the prevailing party shall be paid its reasonable attorney's fees, expenses and disbursements arising out of such action. Each of the undersigned hereby waives trial by jury in any action or proceeding involving, directly or indirectly, any matter (whether sounding in tort, contract, fraud or otherwise) in any way arising out of or in connection with this Agreement or the Holder’s purchase of a Debenture.

(d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the Holders of at least a majority of the outstanding Registrable Securities.

(e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(f) The obligations of the Company to register the Registrable Securities under this Agreement shall terminate on the tenth anniversary of the date of this Agreement.

(g) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this Agreement shall be a binding agreement between the Company and you.

Very truly yours,

AmericanDG Energy Inc.

By:

Name: Anthony S. Loumidis
Title: Chief Financial Officer

AGREED TO AND ACCEPTED as of
the date first above written.

By:

Name:

Title: